EXHIBIT 99.7

AMENDED AND RESTATED SECOND MODIFICATION AND WAIVER AGREEMENT

This Modification and Waiver Agreement (“Agreement”) dated as of June 19, 2006 is entered into by and among BlastGard International, Inc., a Colorado corporation (the “Company”) and the subscribers identified on the signature page hereto (each a “Subscriber” and collectively “Subscribers” or the “Parties”).

WHEREAS, the Company and the Subscribers are parties to a Subscription Agreement (“Subscription Agreement”) dated December 2, 2004 relating to an aggregate investment of $1,420,000 by Subscribers in secured notes (“Notes”) convertible into Common Stock of the Company and Common Stock Purchase Warrants (“Warrants”); and

WHEREAS, a Modification and Waiver Agreement was entered into by the Parties as of December 6, 2005 (“Modification Agreement”); and

WHEREAS, the Company is seeking to raise up to $1,200,000 from new investors (the “New Investors”) who would provide debt financing to the Company on a secured basis, secured by all the assets of the Company and its subsidiary, BlastGard International, Inc. (“Subsidiary”) (the “Collateral”), but subordinated to the rights of the Subscribers who have and will continue to have a first priority security interest in the Collateral and the Subsidiary would guarantee the obligations of the Company, all in accordance with the appended Term Sheet (Appendix I) and the following additional provision: the New Investors would also receive five year Class F Warrants to purchase up to an aggregate of 1,066,666 shares exercisable at $.75 per share which are redeemable by the Company in the event that the Company’s Common Stock is trading at or above $1.10 per share for at least 10 consecutive trading days and the shares issuable upon exercise of said Warrants are the subject of a current Registration Statement with the Securities and Exchange Commission which would permit the resale of said shares; and

WHEREAS, the New Investors are seeking certain concessions on behalf of the Company with respect to the Subscription Agreement, Secured Convertible Notes, Class A Common Stock Purchase Warrants, Class B Common Stock Purchase Warrants and related documents (collectively hereinafter referred to as the “Transaction Documents”); and

WHEREAS, the Company and Subscribers desire to restructure the terms of the Transaction Documents to their mutual benefit.

NOW THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and the Subscribers hereby agree as follows:

1. All the capitalized terms employed herein shall have the meanings attributed to them in the Transaction Documents and Modification Agreement.

2. (a) Section 1.2 contained in Article I of the Secured Convertible Note reads as follows:

“1.2 Monthly Payments. Payments will be due and payable in equal monthly installments on the first day of each month commencing November 1, 2005 until April 30, 2006 in equal monthly installments equal to 1.2% of the principal amount of this Note, then commencing May 1, 2006 through October 31, 2006 in equal monthly installments of three percent (3%), and then commencing November 1, 2006 though October 31, 2007 (“Maturity Date”) in equal monthly installments of six percent (6%). Payments will be applied first to accrued interest and then to principal. On the Maturity Date, all outstanding principal and interest will be due and payable.”

(b) Pursuant to the Modification Agreement, Section 1.2 was amended so that the Company will pay the principal amounts and interest payments due through December 31, 2005 (as described on Schedule A) with shares of the Company’s Common Stock, at a per share value of $0.50 per share.

3. (a) Pursuant to this Agreement, Section 1.2 contained in Article I of the Secured Convertible Note is further amended so that for the period June 1,, 2006 through May 31, 2007, the monthly payments shall consist solely of accrued and unpaid interest at the rate established in Section 1.1 of Article l. Further, from June 1, 2007 through October 31, 2007 (“Maturity Date”) the Borrower shall pay equal monthly installments of 6% of the principal amount owed. Payments will be applied first to accrued interest and then to principal. Lastly, on the Maturity Date, all outstanding principal and interest will be due and payable.

(b) In the event the funding with the New Investors has not closed by June 20, 2006, the terms as described herein will not be modified but will remain as described in the Transaction Documents and Modification Agreement and the Company will, within three business days, remit to Subscribers the monthly payment for June, 2006.

4. Pursuant to Article 2.1D of the Secured Convertible Note, the conversion price contained in section 2.1(b) of Article ll shall be adjusted to $.75 per share upon the closing of the debt financing with the New Investors, subject to further reduction as per the Transaction Documents.

5. For the purposes of the completion of the financing with the New Investors, the Subscribers who each own Class A warrants exercisable at $2.09 per share and Class B Warrants exercisable at $3.00 per share, shall waive the adjustment provisions contained in section 3.4 of each warrant solely in connection with the completion of the new financing (including, without limitation, the issuance of all securities as contemplated therein, the conversion of the Notes and the exercise of Warrants) and not in connection with any future share issuance or reduction. Such waiver shall also apply to warrants to purchase 80,000 shares (and the underlying shares) exercisable at $1.00 per share granted to members of the law firm of Morse & Morse, PLLC in connection with the completion of the new financing. In exchange for this waiver, the Class A Warrants shall each become exercisable at $1.00 per share and the Class B Warrants shall each be exercisable at $1.50 per share upon the completion of the financing with New Investors.

6. The subscribers waive their rights of first refusal contained in section 12(a) of the Subscription Agreements solely with respect to the financing with New Investors and not with respect to any future financing.

7. In the event that the financing with New Investors, including, without limitation, the granting of subordinated security interests by the Company and Subsidiary in all of their assets and the Subsidiary Guarantee on only the terms set forth in the Term Sheet annexed hereto as Exhibit 1 (including the Class F Warrants described above which are not mentioned in said Term Sheet), would cause there to be a breach or event of default in any of the terms, conditions and/or covenants given by the Company and the Subsidiary in the Transaction Documents, then the Subscribers’ consent to the financing transaction with the New Investors and hereby waive any breach or event of default of any terms, conditions and/or covenants that are contained in the Transaction Documents.

8. All other terms and conditions of the Transaction Documents as amended by the Modification Agreement and herein shall remain in full force and effect.

9. This Second Modification and Waiver Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to any other party, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were an original thereof. A copy of this Agreement annexed to the Transaction Documents shall be sufficient to reflect the amendment thereto.

10. Each of the undersigned states that he has read the foregoing Agreement and understands and agrees to it and that the Transaction Documents as amended by the Modification Agreement and by the terms set forth herein represents the entire agreement between the parties.

11. The Company will on June 23, 2006, mail to each Subscriber his interest payment that would otherwise have been due and payable on June 1, 2006 had this Agreement been executed on or before that date. The Subscribers have executed this Agreement in anticipation of the execution of documents for the financing with New Investors. If the financing documents are not executed by the close of business on June 23, 2006, (i) the Company shall promptly make payment of the June 1st payment that would have otherwise been due and payable, less the amount of interest that was mailed out on June 8, 2006 and (ii) this Agreement shall be void and of no further force and effect, except that the Company shall not be deemed to be in default under the Transaction Documents if payment has been made to the Subscribers in accordance with the provisions of this paragraph 11.

12. The Company undertakes to include all shares underlying the Series F Warrants issuable to the Subscribers in connection with this Agreement (as set forth below) and all additional shares underlying the Notes as required by the Transaction Documents in the next registration statement to be filed by the Company.

13. In consideration of the Subscribers execution of this Agreement, the Company will grant to each Subscriber, in the amounts set forth in Appendix II, five year Class F Warrants to purchase 666,667 shares exercisable at $.75 per share which are redeemable by the Company in the event that the Company’s Common Stock is trading at or above $1.10 per share for at least 10 consecutive trading days and the shares issuable upon exercise of said Warrants are the subject of a current Registration Statement with the Securities and Exchange Commission which would permit the resale of said shares.

BLASTGARD INTERNATIONAL, INC.
the “Company”

By:
(authorized officer)

ALPHA CAPITAL AKTIENGESELLSCHAFT

By:
(authorized officer)

GENESIS MICROCAP INC.

By:
(authorized officer)

STEVEN GOLD

ASHER BRAND

TRW HOLDINGS PTY LIMITED

By:
(authorized officer)

SCHEDULE A TO MODIFICATION AND WAIVER AGREEMENT

SUBSCRIBER	NOTE PRINCIPAL	PRINCIPAL AMOUNT DUE THROUGH 12/31/05	INTEREST DUE THROUGH 12/31/05	SHARES TO BE ISSUED
ALPHA CAPITAL AKTIENGESELLSCHAFT Pradafant 7 9490 Furstentums Vaduz, Lichtenstein Fax: 011-41-32323196	$1,000,000.00	$24,000.00	$86,666.00	221,332
GENESIS MICROCAP INC. 483 Green Lanes London N13 4BS, England Attn: Lawrence S. Gibbons Fax: 011-087-0127-5687	$200,000.00	$4,800.00	$17,333.00	44,266
STEVEN GOLD 874 East 9th Street Brooklyn, NY 11230 Fax: (718) 677-6009	$100,000.00	$2,400.00	$8,666.00	22,132
ASHER BRAND 30 Olympia Lane Monsey, NY 10952 Fax: (212) 586-8244	$20,000.00	$480.00	$1,733.00	4,426
TRW HOLDINGS PTY LIMITED Gerry McGowan 5/39 New Beach Road Darling Point NSW 2027, Australia Fax: 011-61-292912948	$100,000.00	$2,400.00	$8,666.00	22,132

TOTAL	$1,420,000.00	$34,080.00	$123,064.00	314,288

APPENDIX I

BUSHIDO CAPITAL PARTNERS

PROPOSED TERM SHEET

This term sheet summarizes the principal terms of a proposed financing of the Company. This term sheet is for discussion purposes only. The terms and conditions are subject to change and this term sheet does not constitute either an offer to sell or an offer to purchase securities. The issuance and sale of any securities is subject to completion of due diligence to the Investors’ satisfaction, the preparation and negotiation of definitive documentation and, subsequent to the date hereof, no material adverse developments shall have occurred relating to the business, assets, operations, properties, condition (financial or otherwise) or prospects of the Company and its subsidiaries, taken as a whole.

May 22, 2006

PURCHASER:	Bushido Capital Master Fund LP. and other institutional investors

ISSUER:	Blastgard International Inc. (OTCBB BLGA) (the “Company”)

ISSUE:	Up to $2,500,000 2 Year 8% Subordinated Secured Promissory Notes.

The notes are subordinated to LH who are secured by all of the assets of BlastGard International, Inc, and its wholly-owed subsidiary, BlastGard Technologies, Inc., until the notes have been fully converted into common stock. The Company shall receive written confirmation from LH that the amortization payment will terminate immediately for 12 months from closing and accept the May 1 2006 as the last amortization payment and file new UCC-1 for the new investors.

INTEREST:	8% payable quarterly in arrears, in stock or cash at the Companies discretion, in registered Common Stock, at 90% of the average of the 10 VWAPs immediately prior to the interest payment date as long as the stock price is not below the fixed conversion price.

PRICING:	The Note may be converted into shares of the Companies common stock at any time at the option of the investors at a conversion price equal to $0.75 (Fixed Price).

REGISTRATION:	The Company shall file a Registration Statement on form SB-2 (or any other Applicable form exclusively for this offering) within 30 days of initial funding and have it declared effective within 90 days of the closing. In the event of a full review by the SEC in which case the Company shall notify the investors in writing and the required date of effectiveness shall be extended to 120 days following the closing. If the Registration Statement is not filed on a timely bases or is not declared effective by the SEC for any reason on a timely bases, the Company will be required to pay the investor liquidated damages in an amount equal to 1% of the principal amount, subscribed for by the investors for the first 30 days (or part thereof) after the relevant date and 2% of such principal amount for the subsequent 30 days period (or part thereof), in each case until the Registration Statement is filed or declared effective, as the case may be. Similar provisions will apply if the effectiveness of the Registration Statement is suspended beyond certain stated periods. The Company will file an 8K within 3 business days of closing.

WARRANTS:	On the Closing Date, the Company shall issue to the Investors 5-year Warrants to purchase a number of shares equal to 250% of the dollars invested. ($2,500,000.00 x 250% = 6,250,000 shares)

2,500,000 of the Warrants shall have an exercise price of $1.0, 2,500,000 of the Warrants shall have an exercise price of $1.50, and the remaining 1,250,000 Warrants shall have an exercise price of $2.0.

LIQUIDATION PREFERENCE:	In the event of a liquidation or winding up of the Company, the Note holders shall be entitled to receive in preference to the holders of the Common Stock an amount equal to 2 times (2X) the face value of the Notes, plus any accrued interest (the “Liquidation Preference”). After the payment of the Liquidation Preference to the Note holders, the remaining assets shall be distributed ratably to the holders, of the Common Stock and the Note holders on a common equivalent basis. A merger, acquisition, or sale of substantially all assets of the Company in which the shareholders of the Company immediately prior thereto do not own a majority of the outstanding shares of the surviving corporation shall be deemed to be a liquidation.

CONVERSION PRICE PROTECTION:	Upon any financing by the Company during the period that the Secured Promissory Notes and Warrants are outstanding whereby the Company shall issue any Common Stock or Common Stock equivalents entitling any person or entity to acquire shares of Common Stock at a price per share less than the Conversion Price, the Conversion Price and the Warrant Price shall be adjusted to insure that the Investors have received the same economic terms as those provided in such additional financing.

FAVORED NATTIONS:	Until the earlier of two years after the Actual Effective Date or until all of the common shares and warrant shares described herein have been sold by the Purchaser pursuant to an effective Registration Statement or under Rule 144 (“Outstanding Period”), except for certain excepted issuances detailed in the final documentation covering this offering, if the Company shall offer, issue or agree to issue any common stock or securities convertible into or exercisable for shares of common stock to any person, firm or corporation at a price per share or conversion or exercise price per share which shall be less than the per share purchase price of the common stock, or any other economic terms more favorable to such other investor, without the consent of a Purchaser still holding the securities offered under the terms listed herein, then the Purchaser will be granted the right to modify any term or condition of this Offering to be the same as any terms of the subsequent offering.

LEGAL:	The Company will pay reasonable attorney fees not to exceed $20,000. The Company will advance $10,000 on signing of term sheet and the remainder on closing.

Bushido Capital Partners

By:
Name:
Title:

ACCEPTED AND AGREED TO as of , 2006.

BLASTGARD INTERNATIONAL INC.

By:
Name:
Title:

APPENDIX II

SCHEDULE A TO MODIFICATION AND WAIVER AGREEMENT

SUBSCRIBER	NOTE PRINCIPAL	CLASS F WARRANTS TO BE GRANTED
ALPHA CAPITAL AKTIENGESELLSCHAFT Pradafant 7 9490 Furstentums Vaduz, Lichtenstein Fax: 011-41-32323196	$1,000,000.00	466,667
GENESIS MICROCAP INC. 483 Green Lanes London N13 4BS, England Attn: Lawrence S. Gibbons Fax: 011-087-0127-5687	$200,000.00	95,233
STEVEN GOLD 874 East 9th Street Brooklyn, NY 11230 Fax: (718) 677-6009	$100,000.00	47,617
ASHER BRAND 30 Olympia Lane Monsey, NY 10952 Fax: (212) 586-8244	$20,000.00	9,533
TRW HOLDINGS PTY LIMITED Gerry McGowan 5/39 New Beach Road Darling Point NSW 2027, Australia Fax: 011-61-292912948	$100,000.00	47,617

TOTAL	$1,420,000.00	666,667